UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2018

PHILLIPS EDISON & COMPANY, INC.

(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 17, 2018, Phillips Edison & Company, Inc. (“PECO”) entered into a definitive merger agreement (the “Merger Agreement”) with Phillips Edison Grocery Center REIT II, Inc. (“PE REIT II”), as announced in the Current Report on Form 8-K filed by PECO on July 18, 2018 (the “Original Report”). A clerical error in Item 1.01 of the Original Report resulted in the transposition of the amounts of the two termination fees payable by PE REIT II to PECO in connection with specified termination events under the Merger Agreement.

To correct this clerical error, this Current Report on Form 8-K supersedes the paragraph in the Original Report entitled “Termination and Termination Fees” in its entirety as follows:

“Termination and Termination Fees. The Merger Agreement provides for certain customary termination rights for both PECO and PE REIT II, including (i) upon the failure to close by the Outside Date of April 13, 2019, (ii) upon the failure of either party to obtain approval of its stockholders; (iii) upon a material uncured breach by the other party that would cause the closing conditions under the Merger Agreement not to be satisfied; and (iv) upon PE REIT II’s exercise of its fiduciary termination right or either party’s rights to change its board recommendations. Additionally, subject to the terms and conditions of the Merger Agreement, under certain circumstances as specified in the Merger Agreement, (i) PECO will have to pay PE REIT II a termination fee in the amount of $75,620,000 or (ii) PE REIT II will have to pay PECO a termination fee in the amount of $15,850,000, in connection with the go shop provisions thereof, or $31,700,000, other than in connection with the go shop provisions thereof, in each case, in connection with a termination of the Merger Agreement.”

Except as set forth above, this Current Report on Form 8-K does not purport to amend the information in the Original Report or provide an update or a discussion of any development at PECO subsequent to the filing date of the Original Report.

Item 8.01. Other Events.

On or around August 10, 2018, PECO will begin distributing to its stockholders a stockholder letter announcing, among other things, the upcoming distribution to stockholders of a joint proxy statement / prospectus. A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

Additional Information and Where to Find It:

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving PECO and PE REIT II. The proposed transaction will be submitted to the stockholders of PECO and PE REIT II for their consideration. In connection with the proposed transaction, PECO has filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2018 a registration statement on Form S-4 (the “Registration Statement”) that includes a joint proxy statement/prospectus and certain other documents regarding the proposed transaction. After the Registration Statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to all stockholders. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by PECO by going to PECO’s website at www.phillipsedison.com.

Interests of Participants

Information regarding PECO’s directors and executive officers is set forth in PECO’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which were filed with the SEC on July 6, 2017 (as subsequently revised) and March 30, 2018, respectively. Information regarding PE REIT II’s directors and executive officers is set forth in PE REIT II’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which were filed with the SEC on May 19, 2017 and March 27, 2018, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in a definitive joint proxy statement/prospectus that will be mailed to all stockholders after the Registration Statement has been declared effective by the SEC.

Cautionary Statement Concerning Forward-Looking Statements:

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the proposed transaction and the ability to consummate the proposed transaction and anticipated accretion, dividend coverage, dividends and other anticipated benefits of the proposed transaction. PECO intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about PECO’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of PECO’s performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “pro forma,” “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. PECO makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this communication, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Stockholder Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.

Dated: August 7, 2018	By:	/s/ Jeffrey S. Edison
Jeffrey S. Edison
Chief Executive Officer